SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      		06/25/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "	10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 "One behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	06/25/99	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		06/25/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	58612085.12	3056406.63	258540.35	3314946.98	55555678.49
A-2	35032000	0	171384.33	171384.33	35032000
A-3	29161000	0	146064.21	146064.21	29161000
A-4	30168000	0	160024.48	160024.48	30168000
A-5	15890000	0	91208.6	91208.6	15890000
M-1	28125000	0	175656.25	175656.25	28125000
M-2	16250000	0	113750	113750	16250000
B-1	19375000	0	135625	135625	19375000
B-2	16250000	0	113750	113750	16250000
Total	248863085.1	3056406.63	1366003.22	4422409.85	245806678.5


	Payment of Loss	Interest	Allocable
   Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	51.15410517	4.327107567	55.48121274	929.8177123	0.051225
A-2	0	4.892222254	4.892222254	1000	0.0629
A-3	0	5.008888927	5.008888927	1000	0.0644
A-4	0	5.304444444	5.304444444	1000	0.0682
A-5	0	5.74	5.74	1000	0.0738
M-1	0	6.245555556	6.245555556	1000	0.0803
M-2	0	7	7	1000	0.09
B-1	0	7	7	1000	0.09
B-2	0	7	7	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		06/25/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					4631817.72
      Available Payment Amount					4422409.85

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					248896829.8
      Ending Pool Principal Balance 					246925470.6


iii)  Class Factors			Class A-1	0.980971817	0.929817712
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer				2660451.84
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					0



      Principal Collections (Regular Installments)					305685.73
      Principal Collections (Curtailments and Paid in Fulls)					1665673.5
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					0
      Principal from Purchased Loans					0
					1971359.23


Total Payments					4631811.07

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					6.65
less:  Trust Fees and Expenses					209407.87
Available Distribution Amount					4422409.85

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions)8716275.105
       Amounts distributed to the Residual Interest					7631227.705




vii)  Master Servicer Fee					7260.69
       Indenture Trustee Fee					1659.31
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					100077.27
	Servicer Fee				100077.27
	Non recoverable advances				0

viii)  Overcollateralization Amount					1118792.12
         Overcollateralization Target Amount				8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					0
         Allocable Loss Amount					0
         Excess Spread					1085047.4
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				232	232
weighted avg. Home Loan Int Rate of the Home Loans				0.1349	0.13486

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				1178604.59
	Six-Month Rolling Delinquency Average				856231.475
	Net Delinquency Calculation Amount				1422415.208

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		119	3703843.92	0.014999846
	60-89 Days Delinquent		24	666340.07	0.002698547
	90-179 Days Delinquent		8	209943.12	0.000850229
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		6	196696.21	0.000796581
	60-89 Days Delinquent		5	183460.67	0.00074298
	90-179 Days Delinquent		4	118860.73	0.000481363
      180 or more Days Delinquent			0	0	0
	Aggregate		15	499017.61

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.051225
	One-Month LIBOR		0.04912	0.049225




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	6/30/99